                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                                                 [ X ]
Filed by a Party other than the Registrant                              [   ]

Check the appropriate box:

[   ]     Preliminary Proxy Statement

[   ]     Confidential, for Use of the Commission Only (as permitted by
          Rule 14a-6(e)(2))

[ X ]     Definitive Proxy Statement

[   ]     Definitive Additional Materials

[   ]     Soliciting Material Pursuant to Section 240.14a-l2

                   AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]     No fee required

[   ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
          and 0-11.

          1)   Title of each class of securities to which transaction applies:

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          2)   Aggregate number of securities to which transaction applies:

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          3)   Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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          4)   Proposed maximum aggregate value of transaction:

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          5)   Total fee paid:

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[   ]     Fee paid previously with preliminary materials.

[   ]     Check box if any part of the fee is offset as provided by Exchange Act
          Rule  0-11(a)(2)  and identify the filing for which the offsetting fee was paid  previously.  Identify  the previous  filing by  registration statement number, or the Form or Schedule and the date of its filing.

          1) Amount Previously Paid:

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          2)   Form, Schedule or Registration Statement No.:

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          4)   Date Filed:

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PROXY STATEMENT
FEBRUARY 1, 2006

IMPORTANT VOTING INFORMATION INSIDE
VP Large Company Value

[american century logo and text logo (reg. sm)]

LETTER FROM THE PRESIDENT

              AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

                    VP Large Company Value Fund
                          4500 Main Street
                    Kansas City, Missouri 64111

                          February 1, 2006

Dear American Century Shareholder,

I am writing to inform you of the upcoming Special Meeting of all of the shareholders of VP Large Company Value Fund to be held on March 3, 2006. At this meeting, you are being asked to vote on an important Proposal affecting the
Fund.

The Board of Directors of the Fund has unanimously approved the Proposal and recommends a vote "FOR" the Proposal. REMEMBER, YOUR VOTE IS EXTREMELY IMPORTANT
TO US, NO MATTER HOW LARGE OR SMALL YOUR INVESTMENT IS IN THE FUND. PLEASE VOTE
YOUR SHARES TODAY. If you have any questions regarding the issue to be voted on or need assistance in completing your proxy card, please contact your investment professional. You also may contact American Century's proxy solicitor, at
1-866-241-6192.

I appreciate your consideration of this important Proposal. Thank you for investing with American Century and for your continued support.

Sincerely,

/s/William M Lyons

William M. Lyons
President

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PROXY STATEMENT SUMMARY

The following Q&A is a brief summary of the Proposal to be considered at the
Special Meeting. The information below is qualified in its entirety by the more detailed information contained elsewhere in this proxy statement ("Proxy
Statement"). Please read all the enclosed proxy materials before voting. PLEASE
REMEMBER TO VOTE AS SOON AS POSSIBLE.

WHEN WILL THE SPECIAL MEETING BE HELD? WHO IS ELIGIBLE TO VOTE?

The Special Meeting will be held on March 3, 2006, at 10 a.m. Central time at
American Century's offices at 4500 Main Street, Kansas City, Missouri. Shares of
the Fund are sold only to separate accounts of certain insurance companies
("Insurance Companies"), and to Insurance Companies directly, in connection with variable annuity contracts and/or variable life insurance contracts issued by such companies. With respect to the proposal presented in this Proxy Statement, the Insurance Companies will vote the shares of the Fund held in such separate accounts based on the instructions timely received from the contract holders that have a voting interest in the applicable Fund ("Contract Holders"). The record date for determining the number of shares outstanding and the Contract
Holders entitled to give voting instructions to Insurance Companies is the close of business on January 25, 2006 ("Record Date"). All of the shareholders who own shares of the VP Large Company Value Fund (the "Fund"), a portfolio company of
American Century Variable Portfolios, Inc. ("Variable Portfolios"), at that time are eligible to vote at the Special Meeting. Please note that this will be a business meeting only. No presentations about the Fund are planned.

WHY ARE THE FUNDS HAVING A SPECIAL MEETING?

Shareholders are being asked to approve a management agreement between Variable
Portfolios, on behalf of the Fund, and American Century Investment Management,
Inc. (the "Adviser").

HOW DO THE DIRECTORS RECOMMEND THAT I VOTE ON THE PROPOSAL?

The Board of Directors (the "Board") unanimously recommends that you vote "FOR"
approval of the management agreement (the "Approval" or "Proposal").

WHY APPROVE A MANAGEMENT AGREEMENT BETWEEN AMERICAN CENTURY AND VARIABLE
PORTFOLIOS?

The Adviser has significant resources and experience in providing investment advisory services to meet the investment objective of the Fund, and has been providing investment advisory services to the Fund since its inception. Due to circumstances described in more detail later in this Proxy Statement, shareholder approval of a new management agreement is being sought.

HOW WILL THE APPROVAL OF THE MANAGEMENT AGREEMENT BE ACCOMPLISHED?

Because the Board of Directors has already approved the management agreement, the agreement will be approved upon the receipt of the affirmative vote of
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shareholders holding a majority of the Fund's voting securities. Following approval, the Adviser will continue providing investment advisory services to the Fund in the same manner as it has historically done since the inception of the Fund.

WHY ARE THE DIRECTORS RECOMMENDING A VOTE "FOR" THE PROPOSAL?

Approval of the Proposal will enable the Fund to continue receiving investment management services from the Adviser. Your Directors have reviewed this Proposal with your interests in mind, have considered the nature and quality of the services the Adviser provides to the Fund, and believe the Approval to be in your and the Fund's best interests.

WHO IS ASKING FOR MY VOTE?

Your Board of Directors is asking you to sign and return the enclosed proxy card so your votes can be cast at the Special Meeting. In the unlikely event your
Fund's meeting is adjourned, these proxies also would be voted at the reconvened meeting.

WILL THE APPROVAL HAVE ANY EFFECT ON THE VALUE OF MY INVESTMENT?

Pending the Approval, the Adviser has waived the receipt of its management fee, beginning December 31, 2004. The Approval will otherwise not have any affect on the value of your investment. To the extent the Approval is obtained, the
Adviser will no longer waive receipt of its management fee.

HOW DO I VOTE MY SHARES?

We've made it easy for you. You can vote online, by phone, by mail, by fax or in person at the Special Meeting. To vote online, access the Web site listed on your proxy card (you will need the control number that appears on the right-hand side of your proxy card). To vote by telephone, call the toll-free number listed on your proxy card (you will need the control number that appears on the right-hand side of your proxy card). To vote by mail, complete, sign and send us the enclosed proxy voting card in the enclosed postage-paid envelope. To vote by fax, complete and sign the proxy voting card and fax both sides of the card to the toll-free number listed on your proxy card. You also may vote in person at the meeting on March 3, 2006.

Your shares will be voted EXACTLY as you tell us. If you simply sign the enclosed proxy card and return it, we will follow the recommendation of your
Board of Directors and vote it "FOR" the Proposal.

IF I SEND MY PROXY IN NOW AS REQUESTED, CAN I CHANGE MY VOTE LATER?

Yes. A proxy can be revoked at any time using any of the voting procedures described on your proxy vote card or by attending the Special Meeting and voting in person. Even if you plan to attend the Special Meeting and vote in person, we ask that you return the enclosed proxy vote card. Doing so will preserve your vote and help us achieve a quorum for the meeting.

If you have any questions regarding the Proxy Statement or need assistance in voting your shares, please call your investment professional. You also may call
American Century's proxy solicitor, Computershare Fund Services, at
1-866-241-6192.

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON MARCH 3, 2006

                 American Century Variable Portfolios, Inc.
                         VP Large Company Value Fund
                              4500 Main Street
                         Kansas City, Missouri 64111
                                1-800-345-2021

NOTICE IS HEREBY GIVEN that a Special Meeting of the shareholders of VP Large
Company Value Fund (the "Fund") of American Century Variable Portfolios, Inc., a
Maryland corporation ("Variable Portfolios"), will be held at Variable
Portfolios' offices at 4500 Main Street, Kansas City, Missouri, on March 3,
2006, at 10 a.m. Central time, for the following purposes:

    PROPOSAL 1.  To approve the proposed management agreement between Variable
                 Portfolios, on behalf of the Fund, and American Century
                 Investment Management, Inc. (the "Adviser");

    PROPOSAL 2.  To transact such other business as may properly come before the
                 Special Meeting or any adjournment thereof (the Board of
                 Directors is not aware of any other items to be considered).

This is a notice and Proxy Statement for the Special Meeting. All of the Fund's
shareholders will vote together with respect to the Proposal. Please complete, sign and return the enclosed proxy voting card.

Only shareholders of record as of the close of business on January 25, 2006 are eligible to notice of and to vote at the Special Meeting and any adjournments thereof. Your attention is directed to the attached Proxy Statement.

Your vote is important regardless of the size of your holdings in the Fund.
Whether or not you expect to be present at the Special Meeting, we urge you to complete, sign, date and mail the enclosed proxy card in the postage-paid envelope provided so you will be represented at the meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE "FOR" THE
PROPOSAL.

February 1, 2006

BY ORDER OF THE BOARD OF DIRECTORS

/s/Ward D. Stauffer

Ward D. Stauffer
Secretary

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PROXY STATEMENT

February 1, 2006

This proxy statement ("Proxy Statement") is being furnished to the shareholders of VP Large Company Value Fund (the "Fund") of record as of the close of business on January 25, 2006, for their use in obtaining voting instructions from shareholders in connection with the solicitation of proxies by and on behalf of the Board of Directors of American Century Variable Portfolios, Inc.
("Variable Portfolios") to be used at the Special Meeting of shareholders to be held on March 3, 2006. Shares of the Fund are sold only to separate accounts of certain insurance companies ("Insurance Companies"), and to Insurance Companies
directly, in connection with variable annuity contracts and/or variable life insurance contracts issued by such companies. With respect to the proposal presented in this Proxy Statement, the Insurance Companies will vote the shares of the Fund held in such separate accounts based on the instructions timely received from the contract holders that have a voting interest in the applicable
Fund ("Contract Holders"). The Special Meeting will be held at Variable
Portfolios' offices at 4500 Main Street, Kansas City, Missouri, at 10 a.m.
Central time, and any adjournments thereof. The approximate mailing date of this
Proxy Statement is February 1, 2006.

VOTING OF PROXIES. If you vote your proxy now, you may revoke it before the
Special Meeting using the voting procedures described on your proxy vote card or by attending the Special Meeting and voting in person. If you properly execute and return the enclosed proxy in time to be voted at the Special Meeting, your shares represented by the proxy will be voted at the Special Meeting in accordance with the your instructions. Unless revoked, proxies that have been returned by shareholders without instructions will be voted in favor of the
Proposal. The proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter that may properly come before the Special Meeting or any adjournments of the Special Meeting. The Board of Directors of Variable
Portfolios does not currently know of any matter to be considered at the Special
Meeting other than the matter set forth in the Notice of Special Meeting of
Shareholders.

SCHEDULE II to this Proxy Statement sets out, as of the close of business on
January 25, 2006 ("Record Date"), the date for determining the number of shares outstanding and the Contract Holders entitled to give voting instructions to
Insurance Companies, the total number of shares of the Fund that are outstanding and the number of votes to which each class of the Fund is entitled to vote at the Special Meeting. Except as set out in SCHEDULE III to this Proxy Statement, to the knowledge of the Fund, as of the Record Date, no person or "group" (as such term is defined in the Securities Exchange Act of 1934, as amended, and the rules thereunder) was known to the Fund to have allocated contributions under variable annuity contracts such that, upon pass-through of voting rights by
Insurance Company, such person or group would have the right to give voting instructions with respect to more than 5% of the outstanding shares of the Fund.
As of the Record Date, the officers and Directors of Variable Portfolios, as a group, owned less than 1% of the outstanding shares of each class of the Fund.

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QUORUM. A quorum is the number of shares legally required to be present at a meeting in order to conduct business. The quorum for the Special Meeting is a majority of the shares of the Fund issued and outstanding. Shares may be represented in person or by proxy. Abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees that cannot vote on a proposal because instructions have not been received from the beneficial owners) will be counted as "present" for purposes of determining whether or not a quorum is present for the Special Meeting. If a quorum is not present at the Special
Meeting, or if a quorum is present at the Special Meeting but sufficient votes are not received to approve the Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Special Meeting in person or by proxy. If a quorum is not present, the persons named as proxies will vote in favor of such adjournments those proxies which they are authorized to vote "FOR" the Proposal, and will vote against such adjournments those proxies which they are authorized to vote "AGAINST" such
Proposal.

SHAREHOLDER VOTE REQUIRED. The Proposal requires the approval of a majority of the outstanding voting securities as defined in the 1940 Act, which means the affirmative vote of the lesser of (i) 67% of the shares represented at the
Special Meeting at which more than 50% of the outstanding shares of the Fund are represented or (ii) more than 50% of the outstanding shares of the Fund. The
Fund uses dollar-based voting, meaning that the number of votes a shareholder is entitled to cast is based upon the dollar amount of the shareholder's investment in shares of the Fund.

Insurance Companies, the holders of record of shares of the Fund, are required to "pass through" to their contract holders the right to vote shares of the
Fund. The Fund expects that Insurance Companies will solicit voting instructions from their contract holders and that Insurance Companies will vote 100% of the shares of the Fund held by their respective separate accounts. Insurance
Companies will vote shares of the Fund for which no instructions have been received in the same proportion as they vote shares for which they have received instructions. Abstentions and broker non-votes will have the same effect as a negative vote on the Proposal. Unmarked voting instructions from contract holders will be voted in favor of the Proposal. Insurance Companies, as record shareholders of the Fund, may adjourn the meeting of shareholders for a period or periods of not more than 120 days in the aggregate if necessary to obtain additional voting instructions from contract holders. The cost of preparing and distributing to contract holders additional proxy materials if required in connection with any adjournment will be borne by the Adviser.

PROXY SOLICITATION. This notice of Special Meeting and Proxy Statement are first being mailed to shareholders on or around February 1, 2006. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile or other electronic means by representatives of the Adviser. In addition, Computershare
Fund Services, a proxy solicitation firm, will be paid to solicit shareholders on behalf of the Fund. The total anticipated cost of such services to be rendered by Computershare Fund Services is estimated to be $25,000. THE EXPENSES
IN CONNECTION WITH PREPARING THIS PROXY STATEMENT AND ITS ENCLOSURES AND OF ALL
SOLICITATIONS WILL BE PAID BY THE ADVISER.

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PROPOSAL: APPROVAL OF MANAGEMENT AGREEMENT

REASONS FOR APPROVAL OF THE PROPOSED MANAGEMENT AGREEMENT.

Under the Investment Company Act of 1940 (the "1940 Act"), any person acting as investment adviser to a registered investment company is required to serve pursuant to a written contract. A number of procedural requirements apply to the approval of an investment advisory agreement with a fund. Those requirements include:

*  approval by the fund's directors, including by a majority of the
   Independent Directors;

*  approval by a majority of the outstanding voting securities of the fund;
   and

*  that the original management agreement shall continue in effect for a maximum of two years, unless prior to its expiration the board of directors approves the continuance of the agreement, at least annually thereafter.

The process by which a mutual fund board evaluates and approves the renewal of an investment advisory contract (or in the case of American Century, a management agreement), is referred to in the industry as the "15(c) Process" or
"15(c) Review." If a new management agreement between the fund and adviser is not approved within two years of the execution of the original agreement, or if the board fails or refuses to approve the renewal as a result of its 15(c)
Process, the original agreement is terminated.

In the case of the Fund, the Board approved its original management agreement between the Adviser and Variable Portfolios at a meeting held on December 31,
2002. On April 30, 2003, the management agreement between the Adviser and
Variable Portfolios was approved by an affiliate of the Adviser, which at the time was the sole shareholder of the Fund. Following approval by the sole shareholder of the Fund, the management agreement was properly approved under the 1940 Act. In order for the management agreement to continue in effect beyond its initial term, it should have been evaluated and approved for renewal in connection with a 15(c) Review prior to December 31, 2004. However, the agreement inadvertently was not renewed by the Board in time and, as a result, a new management agreement is required.

The Adviser continues to provide to the Fund investment advisory services of the same nature as it has historically provided. Although the Adviser has continued
to incur the same costs in the provision of these services following the termination of the agreement, the Adviser has reimbursed the Fund for all management fees received from January 1, 2005 through December 19, 2005, and has agreed to waive receipt of such fees pending the approval of the management agreement in accordance with the Proposal. Upon reimbursement of management fees by the Adviser on December 20, 2005, the Fund's net asset value of Class I shares was increased $0.06 per share, and the net asset value of the Class II shares was increased by $0.17 per share. If the proposed management agreement is approved by a majority of the Fund's outstanding voting securities, the Adviser will not be reimbursed for these costs nor receive any fees from the Fund for the period beginning January 1, 2005 and ending on the date of approval of the agreement.

------

At a meeting held on December 13, 2005, the Board considered the matter and approved a new management agreement for the Fund (the "Agreement"). The terms of the Agreement are substantially the same as the terms of the original management agreement. The Agreement also must be approved by a majority of the Fund's outstanding voting securities, as defined in this Proxy Statement. If approved by a majority of the Fund's outstanding voting securities, the Agreement will become effective immediately upon such approval. The Adviser, and not the Fund, is bearing all of the cost of the approval process.

PRINCIPAL FEATURES OF THE PROPOSED MANAGEMENT AGREEMENT

The Adviser has served as investment adviser to the Fund since its inception.
The Fund was organized in 2002 as a series of Variable Portfolios, a registered, open-end management investment company. The terms of the Agreement are substantially the same as the terms of the management agreement pursuant to which the Adviser had been providing services to the Fund, except for the effective date and the renewal date. The following is a summary of the material terms of the Agreement:

MANAGEMENT SERVICES. Pursuant to the Agreement, the Adviser is responsible for managing the investment portfolios of the Fund and directing the purchase and sale of its investment securities. The Adviser also arranges for transfer agency, custody and all other services necessary for the Fund to operate. In addition, the Adviser is required to maintain and preserve any books and records with respect to the Funds' securities transactions. The Adviser will provide the
Fund with all physical facilities and personnel required to carry on the business of each class of the Fund's shares, including but not limited to office space, office furniture, fixtures and equipment, office supplies, computer hardware and software and salaried and hourly paid personnel. All of the
Adviser's duties under the Agreement are to be performed subject to oversight of the Board, and in accordance with the investment objectives and policies of the
Fund. The Agreement is attached as SCHEDULE I.

MANAGEMENT FEE. Under the Agreement, the Fund will pay to the Adviser on the first business day of each month a unified management fee based on a percentage of the daily net assets of the specific class of shares of the Fund. The annual management fee rate for Class I shares is determined pursuant to the following stepped fee schedule: 0.90% of the first $1 billion of assets under management,
0.80% of the next $4 billion of assets under management and 0.70% of assets under management above $5 billion. The annual management fee rate for Class II shares is determined pursuant to the following stepped fee schedule: 0.80% of the first $1 billion of assets under management, 0.70% of the next $4 billion of assets under management and 0.60% of assets under management above $5 billion.
The effective management fee paid by the Fund to the Adviser as a percentage of average net assets for the most recent fiscal year ended December 31, 2005 was
0.90% for Class I and 0.80% for Class II.

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PAYMENT OF ADVISORY EXPENSES. The Agreement provides that the Adviser will pay all expenses of managing and operating the Fund except brokerage expenses, taxes, interest, fees and expenses of the Independent Directors (including legal counsel fees), and extraordinary expenses. The Adviser may at its expense employ others to provide all or any part of such facilities and personnel. A portion of the management fee may be paid by the Adviser to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the Adviser.

TERM. In conformity with the requirements of the 1940 Act, the Agreement provides that it will continue in effect, unless sooner terminated, until July
31, 2007 and for as long thereafter as its continuance has been specifically approved at least annually (a) by the Board or by the vote of a majority of the outstanding class of voting securities of each class and (b) by the vote of a majority of the Directors of the Fund, who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The term of the management agreement pursuant to which the Adviser had been providing services to the Fund provided that the agreement would continue in effect, unless sooner terminated, until the second anniversary date of the agreement, and for as long thereafter as its continuance has been specifically approved at least annually (a) by the Board or by the vote of a majority of the outstanding class of voting securities of each class and (b) by the vote of a majority of the Directors of the Fund, who are not parties to the Agreement or interested persons of any such party.

TERMINATION; ASSIGNMENT. The Agreement (a) may be terminated at any time without penalty by the Board or by vote of a majority of the outstanding voting securities of each class on sixty days' written notice to the Adviser, (b) may be terminated by the Adviser at any time without penalty upon giving the Fund sixty days' written notice, and (c) terminates automatically in the event of its assignment.

LIMITATION OF LIABILITY. Under the Agreement, the Adviser will not be subject to any liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services or for any losses that may be sustained in the purchase, holding or sale of any security in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties.

INFORMATION ABOUT THE ADVISER

The Adviser is a corporation organized under the laws of the State of Delaware, with its headquarters at 4500 Main Street, Kansas City, Missouri 64111. The
Adviser is wholly owned by American Century Companies, Inc. ("ACC"), which is controlled by James E. Stowers, Jr., by virtue of his ownership of a majority of its voting stock. As of December 31, 2005, the Adviser and its affiliated
Advisers managed approximately $101 billion of assets. The Adviser is a registered investment adviser and has managed mutual funds since 1958.

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THE DIRECTORS OF THE ADVISER AND PRINCIPAL EXECUTIVE OFFICER, AS OF
JANUARY 25, 2006, FOLLOW. UNLESS OTHERWISE NOTED, THE ADDRESS FOR EACH
IS 4500 MAIN STREET, KANSAS CITY, MO 64111.

NAME                           POSITION(S) WITH ADVISER AND PRINCIPAL OCCUPATION
--------------------------------------------------------------------------------
James E. Stowers, Jr.          Director
--------------------------------------------------------------------------------
James E. Stowers III           Director, Chairman
--------------------------------------------------------------------------------
William M. Lyons               Director, Chief Executive
                               Officer and President
--------------------------------------------------------------------------------

The chart below lists those Directors and officers of the Fund who are also affiliated with the Adviser, and sets out the nature of those affiliations:

                                                        POSITION(S) AT THE
NAME                     POSITION AT THE FUND           INVESTMENT ADVISER
--------------------------------------------------------------------------------
James E. Stowers, Jr.    Director, Co-Vice Chairman     Director
--------------------------------------------------------------------------------
James E. Stowers III     Director, Co-Vice Chairman     Director, Chairman
--------------------------------------------------------------------------------
William M. Lyons         President                      Director, Chief
                                                        Executive Officer
                                                        and President
--------------------------------------------------------------------------------
Maryanne Roepke          Senior Vice President,         Assistant Treasurer
                         Treasurer and
                         Chief Financial Officer
--------------------------------------------------------------------------------
David C. Tucker          Senior Vice President and      Senior Vice President
                         General Counsel                and General Counsel
--------------------------------------------------------------------------------
Charles C.S. Park        Vice President and Chief       Chief Compliance Officer
                         Compliance Officer
--------------------------------------------------------------------------------
Jon Zindel               Tax Officer                    Vice President
--------------------------------------------------------------------------------

CONSIDERATIONS OF THE BOARD OF DIRECTORS IN APPROVING THE AGREEMENTS

The Board is comprised of nine Directors, seven of which are not affiliated with the Adviser in any way (the "Independent Directors"). The Chairman of the Board
is an Independent Director. The Board oversees the activities of the Adviser in managing the Fund and meets at least quarterly to review reports about Fund operations. Independent counsel to the Independent Directors attends all in-person Board meetings and other meetings at the request of the Independent
Directors. The Board has five standing committees to oversee specific functions of the Fund's operations.

------

At a meeting held on December 13, 2005, the Board, including all seven
Independent Directors, considered the Agreement, as well as the effect of the termination of the prior management agreement. The Independent Directors discussed the matter in executive session and were represented by independent counsel who assisted in their deliberations.

Following the executive session, the Independent Directors unanimously approved the Agreement (based on the factors discussed in detail below). In reaching its determination they considered, among other things, the impact to the Fund and its shareholders if the Agreement was not approved, together with the Adviser's agreement to reimburse and/or waive any fees received since December 31, 2004.

FACTORS CONSIDERED BY THE BOARD

NATURE, EXTENT AND QUALITY OF SERVICES. The Board noted that under the management agreement, the Adviser provides or arranges at its own expense for the provision of a wide variety of services. The Independent Directors noted
that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. The Board noted that the nature of the investment management services provided is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. Annually, the Independent Directors review detailed performance information, comparing the Fund's performance with that of similar funds not managed by the Adviser. The Fund's performance for both the one and three year periods was above the median of its peer group. The Adviser provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Independent Directors review reports and evaluations of such services at its regular quarterly meetings and in conjunction with its annual 15(c) Review. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Adviser.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISER. The Adviser
provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Independent Directors have reviewed with the
Adviser the methodology used to prepare this financial information. This financial information regarding the Adviser is considered in order to evaluate the Adviser's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

------

ETHICS OF THE ADVISER. The Independent Directors generally considered the
Adviser's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Adviser's practices generally meet or exceed industry best practices and that the Adviser was not implicated in the industry scandals of 2003-2005.

ECONOMIES OF SCALE. The Independent Directors review reports provided by the
Adviser on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Independent Directors concluded that economies of scale are difficult to measure with precision, particularly on a fund-by-fund basis. The Independent Directors believe the
Adviser is appropriately sharing any economies of scale through a competitive fee structure, through breakpoints that reduce fees as the Fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

COMPARISON TO OTHER FUNDS' FEES. The Fund pays the Adviser a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the
Independent Directors (including their independent legal counsel). By contrast, most other fund groups are charged a variety of fees, including a management fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. The Board believes the unified fee structure is a benefit to
Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Adviser the increased costs of operating the Funds and the risk of administrative inefficiencies. Part of the
Independent Directors' analysis of fee levels involves comparing the Fund's unified fee to the total expense ratio of other funds in the Fund's peer group.
The unified fee charged to shareholders of the Fund was at the median of the total expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISER. The
Independent Directors also requested and received information from the Adviser concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund.
The Independent Directors analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISER. The Independent Directors reviewed information from the Adviser concerning collateral benefits it receives as a result of its relationship with the Fund. They concluded that the Adviser's primary business is managing mutual funds and it generally does not use the Fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them.

------

CONCLUSION OF THE INDEPENDENT DIRECTORS. As a result of this process, the
Independent Directors, assisted by the advice of legal counsel that is independent of the Adviser, taking into account all of the factors discussed above and the information provided by the Adviser, concluded that the investment management agreement between Variable Portfolios, on behalf of the Fund, and the
Adviser is fair and reasonable in light of the services provided.

Effect of Failure to Approve New Agreement

The Board also considered the fact that the failure of the Board to approve the agreement and recommend the agreement to the Fund's shareholders could lead to the following:

*  The Adviser could not continue to serve as investment adviser to the Fund.

*  The Adviser would have to seek other alternatives.

*  Because the Fund is managed substantially the same as another fund advised by the Adviser, Large Cap Value, and another investment adviser would not be able to manage in that same manner, the Adviser has notified the Directors it will likely recommend to the Board that the Board liquidate the Fund.

Payments to the Adviser and Affiliates of the Adviser by the Fund

During the Fund's last fiscal year, the aggregate amount of the Adviser's unified management fee paid by the Fund was $16,185.

The Fund has adopted a distribution plan for its Class II shares pursuant to
Rule 12b-1 under the 1940 Act (the "Class II Plan"). The Fund's Class II shares are made available exclusively to insurance companies to fund their obligations under variable annuity and variable life insurance contracts purchased by their customers. The Fund's distributor enters into contracts with various insurance companies with respect to the sale of the Fund's shares and/or the use of the
Fund's shares in various insurance products.

The insurance companies provide various distribution services pursuant to the
Class II Plan. To enable the Fund's shares to be made available through such insurance products, and to compensate the insurance companies for such services, the Adviser has reduced its management fee by 0.10% per annum with respect to the Class II shares, and the Board has adopted the Class II Plan. Pursuant to the Class II Plan, Class II pays the distributor 0.25% annually of the average daily net asset value of the Fund's Class II shares for distribution services, including past distribution services (as described below). This payment is fixed at 0.25% and is not based on expenses incurred by the distributor. The Class II
Plan is a compensation type plan and the amount paid does not depend on the actual expense incurred. During the fiscal year ended December 31, 2005, the aggregate amount of fees paid under the Class II Plan was $2,313.

------

INFORMATION RELATING TO SIMILAR FUNDS

The Adviser is the investment adviser for certain other investment companies that have investment objectives similar to the investment objectives of the
Fund. The table below provides certain information relating to each such similar fund.

                                               ANNUAL
                                               RATE OF                NET
                           NET ASSETS AS OF    MANAGEMENT    FEE      MANAGEMENT
NAME OF SIMILAR FUND       DECEMBER 31, 2005   FEE           WAIVER   FEE
--------------------------------------------------------------------------------
Large Company Value Fund
  Investor Class           $940,961,828        0.84%         None     0.84%
--------------------------------------------------------------------------------
  Institutional Class      $483,750,651        0.64%         None     0.64%
--------------------------------------------------------------------------------
  Advisor Class            $179,174,607        0.59%         None     0.59%
--------------------------------------------------------------------------------
  A Class                  $268,225,748        0.84%         None     0.84%
--------------------------------------------------------------------------------
  B Class                  $15,640,848         0.84%         None     0.84%
--------------------------------------------------------------------------------
  C Class                  $58,474,784         0.84%         None     0.84%
--------------------------------------------------------------------------------
  R Class                  $10,649,974         0.84%         None     0.84%
--------------------------------------------------------------------------------

THE BOARD OF THE FUND RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE TO
APPROVE THE AGREEMENT.

------

OTHER INFORMATION

ADMINISTRATOR AND INVESTMENT ADVISER. American Century Services, LLC ("ACS
LLC"), an affiliate of the Adviser, serves as transfer agent and dividend-paying agent for the Fund. It provides physical facilities, computer hardware and software and personnel for the day-to-day administration of the Fund and the
Adviser. The Adviser and ACS LLC are wholly owned subsidiaries of American
Century Companies, Inc. The mailing address of ACC, ACS LLC, the Adviser and the
Fund is P.O. Box 419200, Kansas City, Missouri 64141-6200.

DISTRIBUTOR. American Century Investment Services, Inc. ("ACIS") is the Fund's
principal underwriter. ACIS's mailing address is P.O. Box 419200, Kansas City,
Missouri 64141-6200.

SHAREHOLDER REPORTS. The Fund will furnish, without charge, a copy of its most recent annual and semiannual report upon request. To request these materials, please call us at 1-800-378-9878 or send a request by mail to American Century
Investments at P.O. Box 419786, Kansas City, Missouri 64141-6786.

OTHER MATTERS. The Board is not aware of any other matters that are expected to arise at the Special Meeting. If any other matter should arise, however, the persons named in properly executed proxies have discretionary authority to vote such proxies as they decide.

The Articles of Incorporation and By-laws of Variable Portfolios do not provide for annual meetings of shareholders unless required by the 1940 Act and the
Company does not currently intend to hold such a meeting for 2006.

Shareholder proposals for inclusion in a Proxy Statement for any subsequent meeting of shareholders must be received by Variable Portfolios within a reasonable period of time prior to any such meeting and must satisfy all applicable federal and state requirements.

------

SCHEDULE I: MANAGEMENT AGREEMENT

THIS MANAGEMENT AGREEMENT ("Agreement") is made as of the 3rd day of March,
2006, by and between AMERICAN CENTURY VARIABLE PORTFOLIOS, INC., a Maryland
corporation (hereinafter called the "Company"), and AMERICAN CENTURY INVESTMENT
MANAGEMENT, INC., a Delaware corporation (hereinafter called the "Investment
Manager").

WHEREAS, the Investment Manager is registered as an investment advisor with the
Securities and Exchange Commission;

WHEREAS, THE COMPANY is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has registered its shares for public offering under the Securities Act of 1933, as amended; and

WHEREAS, the Company is authorized to create separate funds, each with its own separate investment portfolio of which the beneficial interests are represented by a separate series of shares of the Company, including those Funds listed on
Schedule A hereto.

NOW, THEREFORE, IN CONSIDERATION of the mutual promises and agreements herein contained, the parties agree as follows:

(1)  INVESTMENT MANAGEMENT SERVICES. The Investment Manager shall supervise the investments of each class of each series of shares of the Company contemplated as of the date hereof, and each class of each subsequent series of shares as the Company shall select the Investment Manager to manage. In such capacity, the Investment Manager shall either directly, or through the utilization of others as contemplated by Section 7 below, maintain a continuous investment program for each series, determine what securities shall be purchased or sold by each series, secure and evaluate such information as it deems proper and take whatever action is necessary or convenient to perform its functions, including the placing of purchase and sale orders. In performing its duties hereunder, the Investment Manager will manage the portfolio of all classes of shares of a particular series as a single portfolio.

(2)  COMPLIANCE WITH LAWS. All functions undertaken by the Investment
     Manager hereunder shall at all times conform to, and be in accordance with, any requirements imposed by:

     (a)  the 1940 Act and any rules and regulations promulgated thereunder;

     (b)  any other applicable provisions of law;

     (c)  the Articles of Incorporation of the Company as amended from time to time;

     (d)  the Bylaws of the Company as amended from time to time;

     (e)  the Multiple Class Plan; and

     (f)  the registration statement(s) of the Company, as amended from time to time, filed under the Securities Act of 1933 and the 1940 Act.

------

(3)  BOARD SUPERVISION. All of the functions undertaken by the Investment
     Manager hereunder shall at all times be subject to the direction of the
     Board of Directors of the Company, its executive committee, or any committee or officers of the Company acting under the authority of the
     Board of Directors.

(4)  PAYMENT OF EXPENSES. The Investment Manager will pay all of the expenses of each class of each series of the Company's shares that it shall manage other than interest, taxes, brokerage commissions, extraordinary expenses, the fees and expenses of those directors who are not "interested persons" as defined in the 1940 Act (hereinafter referred to as the
     "Independent Directors") (including counsel fees), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act.
     The Investment Manager will provide the Company with all physical facilities and personnel required to carry on the business of each class of each series of the Company's shares that it shall manage, including but not limited to office space, office furniture, fixtures and equipment, office supplies, computer hardware and software and salaried and hourly paid personnel. The Investment Manager may at its expense employ others to provide all or any part of such facilities and personnel.

(5)  ACCOUNT FEES. The Company, by resolution of the Board of Directors, including a majority of the Independent Directors, may from time to time authorize the imposition of a fee as a direct charge against shareholder accounts of any class of one or more of the series, such fee to be retained by the Company or to be paid to the Investment Manager to defray expenses which would otherwise be paid by the Investment Manager in accordance with the provisions of paragraph 4 of this Agreement. At least sixty days prior written notice of the intent to impose such fee must be given to the shareholders of the affected class and series.

(6)  MANAGEMENT FEES.

     (a)  In consideration of the services provided by the Investment Manager, each class of each series of shares of the Company managed by the
          Investment Manager shall pay to the Investment Manager a management fee that is calculated as described in this Section 6 using the fee schedules set forth on Schedule A.

     (b)  DEFINITIONS

          (1)  An "INVESTMENT TEAM" is the Portfolio Managers that the
               Investment Manager has designated to manage a given portfolio.

          (2)  An "INVESTMENT STRATEGY" is the processes and policies implemented by the Investment Manager for pursuing a particular investment objective managed by an Investment Team.

          (3)  A "PRIMARY STRATEGY PORTFOLIO" is each series of the Company, as well as any other series of any other registered investment company for which the Investment Manager serves as the investment manager and for which American Century Investment Services, Inc.
               serves as the distributor.

------

          (4)  A "SECONDARY STRATEGY PORTFOLIO" of a series of the Company is another account managed by the Investment Manager that is managed by the same Investment Team but is not a Primary Strategy
               Portfolio.

          (5)  The "SECONDARY STRATEGY SHARE RATIO" of a series of the Company is calculated by dividing the net assets of the series by the sum of the Primary Strategy Portfolios that share a common Investment
                Strategy.

          (6)  The "SECONDARY STRATEGY ASSETS" of a series of the Company is the sum of the net assets of the series' Secondary Strategy
               Portfolios multiplied by the series' Secondary Strategy
               Share Ratio.

          (7)  The "INVESTMENT STRATEGY ASSETS" of a series of the Company is the sum of the net assets of the series and the series' Secondary
               Strategy Assets.

          (8)  The "PER ANNUM FEE DOLLAR AMOUNT" is the dollar amount resulting from applying the applicable Fee Schedule for a class of a series of the Company using the Investment Strategy Assets.

          (9)  The "PER ANNUM FEE RATE" for a class of a series of the Company is the percentage rate that results from dividing the Per Annum
               Fee Dollar Amount for the class of a series by the Investment
               Strategy Assets of the series.

     (c)  DAILY MANAGEMENT FEE CALCULATION. For each calendar day, each class of each series of shares set forth on Schedule A shall accrue a fee calculated by multiplying the Per Annum Fee Rate for that class times the net assets of the class on that day, and further dividing that product by 365 (366 in leap years).

     (d)  MONTHLY MANAGEMENT FEE PAYMENT. On the first business day of each month, each class of each series of shares set forth on Schedule A shall pay the management fee to the Investment Manager for the previous month. The fee for the previous month shall be the sum of the Daily Management Fee Calculations for each calendar day in the previous month.

     (e)  ADDITIONAL SERIES OR CLASSES. In the event that the Board of
          Directors of the Company shall determine to issue any additional series or classes of shares for which it is proposed that the
          Investment Manager serve as investment manager, the Company and the
          Investment Manager may enter into an Addendum to this Agreement setting forth the name of the series and/or class, the Fee Schedule for each and such other terms and conditions as are applicable to the management of such series of shares.

(7)  SUBCONTRACTS. In rendering the services to be provided pursuant to this Agreement, the Investment Manager may, from time to time, engage or associate itself with such persons or entities as it determines is necessary or convenient in its sole discretion and may contract with such persons or entities to obtain information, investment advisory and management services, or such

------

     other services as the Investment Manager deems appropriate. Any fees, compensation or expenses to be paid to any such person or entity shall be paid by the Investment Manager, and no obligation to such person or entity shall be incurred on behalf of the Company. Any arrangement entered into pursuant to this paragraph shall, to the extent required by law, be subject to the approval of the Board of Directors of the Company, including a majority of the Independent Directors, and the shareholders of the Company.

(8)  CONTINUATION OF AGREEMENT. This Agreement shall continue in effect until July 31, 2007, unless sooner terminated as hereinafter provided, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by the Board of
     Directors of the Company (including a majority of those Directors who are not parties hereto or interested persons of any such party) cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, or by the vote of a majority of the outstanding class of voting securities of each series. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to July 31 of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

(9)  TERMINATION. This Agreement may be terminated by the Investment
     Manager at any time without penalty upon giving the Company 60 days'
     written notice, and may be terminated at any time without penalty by the
     Board of Directors of the Company or by vote of a majority of the outstanding voting securities of each class of each series on 60 days'
     written notice to the Investment Manager.

(10) EFFECT OF ASSIGNMENT. This Agreement shall automatically terminate in the event of assignment by the Investment Manager, the term "assignment"
     for this purpose having the meaning defined in Section 2(a)(4) of the 1940
     Act.

(11) OTHER ACTIVITIES. Nothing herein shall be deemed to limit or restrict the right of the Investment Manager, or the right of any of its officers, directors or employees (who may also be a director, officer or employee of the Company), to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

(12) STANDARD OF CARE. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties hereunder on the part of the Investment Manager, it, as an inducement to it to enter into this Agreement, shall not be subject to liability to the
     Company or to any shareholder of the Company for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

------

(13) SEPARATE AGREEMENT. The parties hereto acknowledge that certain provisions of the 1940 Act, in effect, treat each series of shares of an investment company as a separate investment company. Accordingly, the parties hereto hereby acknowledge and agree that, to the extent deemed appropriate and consistent with the 1940 Act, this Agreement shall be deemed to constitute a separate agreement between the Investment Manager and each series of shares of the Company managed by the Investment Manager.

(14) USE OF THE NAME "AMERICAN CENTURY". The name "American Century" and all rights to the use of the name "American Century" are the exclusive property of American Century Proprietary Holdings, Inc. ("ACPH"). ACPH has
     consented to, and granted a non-exclusive license for, the use by the
     Company of the name "American Century" in the name of the Company and any series of shares thereof. Such consent and non-exclusive license may be revoked by ACPH in its discretion if ACPH, the Investment Manager, or a subsidiary or affiliate of either of them is not employed as the investment adviser of each series of shares of the Company. In the event of such revocation, the Company and each series of shares thereof using the name
     "American Century" shall cease using the name "American Century" unless otherwise consented to by ACPH or any successor to its interest in such name.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective duly authorized officers as of the day and year first above written.

American Century Investment Management, Inc.

/s/William M. Lyons

WILLIAM M. LYONS
President

American Century Variable Portfolios, Inc.

/s/Charles A. Etherington

CHARLES A. ETHERINGTON
Vice President

------

                                   SCHEDULE A

                                  FEE SCHEDULES
--------------------------------------------------------------------------------
                                                         CLASS I        CLASS II
                                  ----------------------------------------------
VP Large Company Value Fund       First $1 billion       0.900%         0.800%
                                  ----------------------------------------------
                                  Next $4 billion        0.800%         0.700%
                                  ----------------------------------------------
                                  Over $5 billion        0.700%         0.600%
--------------------------------------------------------------------------------

------

SCHEDULE II: NUMBER OF OUTSTANDING SHARES OF THE FUND AND NUMBER OF VOTES TO
WHICH EACH CLASS IS ENTITLED AS OF JANUARY 25, 2006

                      NUMBER OF SHARES                NUMBER OF VOTES TO WHICH
CLASS                 OUTSTANDING                     EACH CLASS IS ENTITLED
--------------------------------------------------------------------------------
Class I               145,040.990                     1,591,126
--------------------------------------------------------------------------------
Class II              46,461.165                      514,960
--------------------------------------------------------------------------------

------

SCHEDULE III: PRINCIPAL SHAREHOLDERS AS OF JANUARY 25, 2006

As of January 25, 2006 the following companies, beneficial or of record, were the record owners of more than 5% of the outstanding shares of any class of VP
Large Company Value.

                                           PERCENTAGE OF   PERCENTAGE OF
                                           OUTSTANDING     OUTSTANDING
                                           SHARES OWNED    SHARES OWNED
FUND/CLASS   SHAREHOLDER                   OF RECORD       BENEFICIALLY(1)
--------------------------------------------------------------------------
VP Large Company Value
--------------------------------------------------------------------------
  Class I
             Annuity Investor              97%             0%
             Life Insurance Company
             Cincinnati, Ohio
--------------------------------------------------------------------------
  Class II
             Symetra Financial Services    62%             0%
             Redmond, Washington

             Midland National              23%             0%
             Life Insurance Co
             Des Moines, Iowa

             Annuity Investor              10%             0%
             Life Insurance Company
             Cincinnati, Ohio
--------------------------------------------------------------------------

(1)  IF SHARES ARE REGISTERED IN AN INDIVIDUAL'S NAME OR IN THE NAME OF AN
     INTERMEDIARY FOR THE BENEFIT OF A NAMED PARTY, WE REPORT THOSE SHARES AS
     BEING BENEFICIALLY OWNED. OTHERWISE, AMERICAN CENTURY HAS NO INFORMATION
     CONCERNING BENEFICIAL OWNERSHIP OF FUND SHARES.

------

NOTES

------

NOTES

------

American Century Investment Services, Inc., Distributor

©2006 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

SH-PRS-47977  0602

                   AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
                           VP Large Company Value Fund

     PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 3, 2006

           This Proxy is solicited on behalf of the Board of Directors

This proxy shall be voted on the Proposal  described in the  accompanying  Proxy
Statement  as  specified  below.  By signing  below,  I (we)  appoint as proxies
Charles A. Etherington,  Ward D. Stauffer,  and Otis H. Cowan, and each of them, as attorneys,  with full power of  substitution  to vote for the undersigned all shares  of  common  stock I (we) own in the fund.  The  authority  I am (we are)
granting  applies to the  above-referenced  meeting and any adjournments of that meeting,  with  all  the  power  I (we)  would  have if  personally  present.  I understand  that if I sign  without  otherwise  marking  this proxy,  the shares represented by this proxy will be voted as recommended by the Board of Directors on all maters to be considered at the meeting.

YOUR VOTE IS  IMPORTANT.  Please date and sign the proxy below and either return it in  the  enclosed  envelope  to:  American  Century  Investments,  c/o  Proxy
Tabulator,  P.O.  Box  9043,  Smithton,  NY  11787-9831  or fax  both  sides  to
1-888-796-9932.  This  proxy  will not be voted  unless it is dated  and  signed exactly as instructed on this card.

                           VOTE VIA THE INTERNET:  https://vote.proxy-direct.com

                           VOTE BY TELEPHONE:  1-866-241-6192

                           CONTROL NUMBER:  999 9999 9999 999

                           If shares are held by an  individual,  sign your
                           name  exactly as it appears on this card.  If
                           shares are held  jointly,  either  party may sign,
                           but the name of the party signing  should  conform
                           exactly to the name shown on this proxy  card.  If
                           shares are held by a  corporation,  partnership or
                           similar account,  the name and the capacity of the
                           individual   signing  the  proxy  card  should  be
                           indicated - for  example:  "ABC  Corp.,  John Doe,
                           Treasurer."

                           -----------------------------
                           Signature

                           -----------------------------
                           Signature (if held jointly)

                           -----------------------------
                           Date

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Please detach at perforation before mailing.

Please indicate your vote by marking the appropriate box.
The Board of Directors recommends a vote "FOR" the proposal.
Your shares will be voted EXACTLY as marked.

 FOR                            AGAINST                       ABSTAIN
[   ]                            [   ]                         [   ]

1.   Approval of the management  agreement  between  American  Century  Variable
     Portfolios,  Inc., on behalf of VP Large  Company Value Fund,  and American
     Century Investment Management, Inc.

IMPORTANT:  PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY